Visa Inc. Fiscal Third Quarter 2008 Financial Results July 30, 2008 Exhibit 99.2

2 Fiscal Q3 2008 Earnings Results
Safe Harbor Reminder
• The following materials and management’s discussion of them may contain “forward-
looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,”
“estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will”
and similar expressions which are intended to identify forward-looking statements.  In addition, any underlying assumptions are forward-looking statements.  Such forward-
looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin and free cash flow and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk
Factors”
in our Prospectus dated March 18, 2008, filed with the U.S. Securities and
Exchange Commission pursuant to Rule 424(b)(4) on March 19, 2008. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q3 2008 Earnings Results 3
Solid Fiscal Third Quarter Results
• Adjusted quarterly net income of $457 million or adjusted diluted earnings of $0.59 per share
• Strong operating revenues of $1.6 billion, up 18% yearly on a pro forma basis
• Continued positive secular trends
• Business model resilience despite economic slowdown
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

4 Fiscal Q3 2008 Earnings Results
$548
$357
$190
$652
$228
$424
Visa Inc. Credit Debit
2007
2008
Quarter ended March
US$ in billions, nominal
YOY Growth
Payments Volume
19% 19% 20%
Note: Figures may not sum due to rounding.
ROW
ROW
$201
$229
U.S.
$347
U.S.
$388
U.S.
ROW
U.S.
U.S.
$264
$181
$177
ROW
U.S.
$195
$166
ROW ROW
$24
$193
$35
Total

5 Fiscal Q3 2008 Earnings Results
Quarter ended March
US$ in billions, nominal
12% 27% 48% 31% 40% YOY Growth
Payments Volume
$347
$126
$31 $31
$12
$159
$46
$41
$17
$388
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2007
2008

6 Fiscal Q3 2008 Earnings Results
11,478
7,645
8,411
8,800
9,473
13,146
Total Transactions Processed Transactions Processed Transactions
2007
2008
Quarter ended March
in millions
YOY Growth
Transactions
15% 15% 13%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Quarter ended June
Debit
Credit
61%
39%

7 Fiscal Q3 2008 Earnings Results 716 710 1,426 815 1,629 814 Credit Debit Visa Inc. 2007 2008 Quarter ended March in millions YOY Growth Total Cards 14% 15% 14%

8 Fiscal Q3 2008 Earnings Results
$1,540
($175)
$1,365
($274)
$1,887
$1,613
Q3 FY 2007 Pro Forma
Q3 FY 2008 Actual
Revenue Detail
US$ in millions
Gross
Revenues
Incentives
Net Operating
Revenues
23% 57% 18% YOY Growth

9 Fiscal Q3 2008 Earnings Results
$661
$449
$311
$119
$539
$749
$449
$150
Q3 FY 2007 Pro Forma
Q3 FY 2008 Actual
Revenue Detail
US$ in millions
Service Fees
Data
Processing
Fees
International
Transaction
Fees
Other
Revenue
YOY Growth 13% 20%                          44% 26%

10 Fiscal Q3 2008 Earnings Results
$1,365
$852
$513
$883
$1,613
$730
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin
US$ in millions
YOY Growth
7 ppts 18%                      4% 42%
38%
45%
Operating Margin
Q3 FY 2007 Pro Forma
Q3 FY 2008 Actual

11 Fiscal Q3 2008 Earnings Results
$293
$87
$244
$82
$108
$852
$38
$85
$84
$296
$271
$107
$40
$883
Q3 FY 2007 Pro Forma
Q3 FY 2008  Actual
Adjusted Operating Expenses
US$ in millions
Personnel
Network,
EDP &
Communications
Advertising,
Marketing &
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total
Operating
Expenses
1%         (3%)           11%           (1%)           5%       4%            4%
Note: Restructuring contains Personnel, Professional fees and Administrative and Other expenses associated with organizational changes.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
YOY
Growth

12 Fiscal Q3 2008 Earnings Results
Other Financial Results
• Capital expenditures during the fiscal third quarter were $86 million and over half are attributable to the build-out of our new data center
• Cash, cash equivalents, restricted cash and investment
securities available-for-sale of $8.4 billion during the fiscal third quarter
– $2.0 billion of restricted cash for litigation escrow
– $2.7 billion for October redemption of European Class
C shares

13 Fiscal Q3 2008 Earnings Results
11-15%
13
Annual net revenue growth
Financial Metrics through Fiscal Year 2010
Annual adjusted operating margin
Annual free cash flow (cash flow from
operations plus cash reimbursements from
litigation escrow less capital spending)
Annual adjusted diluted class A common
earnings per share growth
Mid-to-High
40% Range
20% +
$1 billion
+

Appendix – Reconciliation of Non-GAAP Measures

15 Fiscal Q3 2008 Earnings Results 15
Pro Forma Quarterly Results of Operations
(1) Visa Inc. had no operations prior to the reorganization on October 1, 2007. In order to provide insight into our operating results, the pro forma results of operations for the prior periods have been prepared for comparative purposes assuming that the reorganization had occurred on October 1, 2006. These pro forma statements of operations have been prepared in accordance with Statement of Financial Accounting Standards No. 141, “Business
Combinations.”
(2) Certain immaterial reclassifications were made to the quarter ended June 30 and September 30, 2007 pro forma financial statements to conform to the current presentation.
US$ in millions
December 31,
2006
March 31,
2007
June 30,
2007
(2)
September 30,
2007
(2)
Operating Revenues
Service fees 577 $                  614 $                  661 $                  730 $
Data processing fees 377                      370                      449                      463
Volume and support incentives (136)                     (187)                     (175)                     (216)
International transaction fees 247                      281                      311                      354
Other revenues 108                      113                      119                      133
           Total operating revenues 1,173                  1,191                  1,365                  1,464
Operating Expenses
Personnel 273                      269                      293                      324
Network, EDP and communications 68                        69                        87                        84
Advertising, marketing and promotion 205                      182                      244                      444
Professional and consulting fees 101                      136                      159                      156
Depreciation and amortization 55                        54                        55                        64
Administrative and other 76                        74                        83                        101
Litigation provision 2                          13                        - 2,638
          Total operating expenses 780                      797                      921                      3,811
Operating income (loss) 393                      394                      444                      (2,347)
Other Income (Expense)
Interest expense (23)                       (24)                       (25)                       (24)
Investment income, net 40                        36                        56                        65
Other - - 8                          -
         Total other income 17                        12                        39                        41
Income (loss) before income taxes 410                      406                      483                      (2,306)
Income tax expense/(benefit) 161                      160                      184                      (651)
Net income (loss) 249 $                  246 $                  299 $                  (1,655) $
Fiscal 2007 Quarter Ended
(1)

16 Fiscal Q3 2008 Earnings Results 16
(1) Visa Inc. had no operations prior to the reorganization on October 1, 2007. In order to provide insight into our operating results, the pro forma results of operations for the prior periods have been prepared for comparative purposes assuming that the reorganization had occurred on October 1, 2006. These pro forma statements of operations have been prepared in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations.“
(2) Certain immaterial reclassifications were made to the three and nine months ended June 30, 2007 pro forma financial statements to conform to the current presentation.
Pro Forma Results of Operations
(1)(2)
US$ in millions
Operating Revenues
Service fees 661 $               1,852 $
Data processing fees 449 1,196
Volume and support incentives (175) (498)
International transaction fees 311 839
Other revenues 119 340
Total operating revenues 1,365 3,729
299 $               794 $
For the Nine
Months Ended
June 30, 2007
For the Three
Months Ended
June 30, 2007
Operating Expenses
Personnel 293 835
Network, EDP, and communications 87 224
Advertising, marketing, and promotion 244 631
Professional and consulting fees 159 396
Depreciation and amortization 55 164
Administrative and other 83 233
Litigation provision - 15
Total operating expenses 921 2,498
Operating income 444 1,231
Other Income (Expense)
Interest expense (25) (72)
Investment income, net 56 132
Other 8 8
Total other income 39 68
Income before income taxes 483 1,299
Income tax expense 184 505
Net income

Adjusted Operating Income and Net Income

US$ in millions

VISA

	For the Three Months Ended June 30, 2008	For the Nine Months Ended June 30, 2008	Pro Forma For the Three Months ended June 30, 2007	Pro Forma For the Nine Months ended June 30, 2007	For the Three Months Ended March 31, 2008
Net income (as reported)	$ 422	$ 1,160	$ 299	$ 794	$ 314
Addback: Income tax expense (as reported)	292	607	184	505	56
Net income before taxes (as reported)	$ 714	$ 1,767	$ 483	$ 1,299	$ 370
Adjustments:					
Litigation reserve (1)	50	335	-	-	285
Restructuring (2)	15	70	52	99	19
Asset step-up amortization (3)	17	51	17	51	17
Adjustments to operating income	82	456	69	150	321
Interest accretion on American Express settlement (4)	11	57	-	-	23
Investment income on Litigation Escrow and EU proceeds (5)	(33)	(40)	-	-	(7)
Underwater contract (LIBOR adjustment) (6)	1	(35)	-	-	(28)
Adjustments to non-operating income	(21)	(18)	-	-	(12)
Total adjustments	61	438	69	150	309
Adjusted net income before tax	775	2,205	552	1,449	679
Adjusted income tax expense (7)	(318)	(904)	(226)	(594)	(278)
Adjusted net income	$ 457	$ 1,301	$ 326	$ 855	$ 401
Operating income (as reported)	$ 648	$ 1,675	$ 444	$ 1,231	$ 349
Addback: Adjustments to operating income	82	456	69	150	321
Adjusted operating income	$ 730	$ 2,131	$ 513	$ 1,381	$ 670
Operating revenues (as reported)	$ 1,613	$ 4,554	$ 1,365	$ 3,729	$ 1,453
Adjusted operating margin	45%	47%	38%	37%	46%
Total operating expenses (as reported)	$ 965	$ 2,879	$ 921	$ 2,498	$ 1,104
Less: Adjustments to operating expenses	(82)	(456)	(69)	(150)	(321)
Adjusted operating expenses	$ 883	$ 2,423	$ 852	$ 2,348	$ 783

(1) Litigation expense recorded in the period that is non-recurring and management believes is not indicative of Visa's future anticipated expenses. Litigation expense recorded in the quarter ended June 30, 2008 is related to non-recurring legacy litigation items. This expense is not covered under the retrospective responsibility plan and will not be paid from the litigation escrow account. Amounts recorded in prior quarters relate to covered litigation. Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.

(2) Restructuring costs, primarily severance in fiscal 2008, associated with workforce consolidation and elimination of overlapping functions.

(3) Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.

(4) Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.

(5) Investment income earned during the period on all IPO proceeds held, including amounts held in the litigation escrow and amounts the Company intends to use in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.

(6) Other expense (income) recorded in the periods presented as a result of changes in the Company's estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability will not continue after the October 2008 redemptions described above.

(7) Reflects a normalized tax rate of 41%.

Fiscal Q3 2008 Earnings Results

17

17

18 Fiscal Q3 2008 Earnings Results 18
Weighted Avg. Class A Common Stock Outstanding
Used in the Calculation of Adjusted Diluted EPS
(1) For the three months ended March 31, 2008 and nine months ended June 30, 2008, for GAAP purposes, the number of class A common shares outstanding is weighted to reflect the issuance of 446,600,000 shares at the IPO date of March 19, 2008. In the calculation of the adjusted weighted average shares outstanding, these shares are assumed to have been issued at January 1, 2008 for the three months ended March 31, 2008 and October 1, 2007 for the nine months ended June 30, 2008.
(2)      For the three months ended March 31, 2008 and nine months ended June 30, 2008, for GAAP purposes, the number of class B common shares outstanding is weighted to reflect the redemption of 154,738,487 shares on March 28, 2008 and the reduction of the conversion ratio applicable to remaining shares outstanding to 0.71 to 1.  In the calculation of the adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reduction in conversion ratio had occurred at January 1, 2008 for the three months ended March 31, 2008 and October 1, 2007 for the nine months ended
June 30, 2008.
(3)      For the three months ended March 31, 2008 and nine months ended June 30, 2008, for GAAP purposes, the number of class C (series I, II, III & IV) common shares is weighted to reflect the redemption of 159,657,751 shares of class C (series I) common stock on March 28, 2008, and the reclassification of all shares of class C (series II) common stock to temporary equity and 35,263,585 shares of class C (series III) common stock to liabilities on the IPO date of March 19,
2008.  Upon reclassification of the class C (series II)  and class C (series III) common stock these shares are no longer convertible into shares of class A common stock.  In the calculation of adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reclassifications occurred at January 1, 2008 for the three months ended March 31, 2008 and October 1, 2007 for the nine months ended June 30, 2008.
(4)      For GAAP purposes, the number of class A common shares outstanding is weighted to reflect the assumed issuance of class A common stock underlying stock options, restricted stock and restricted stock units to employees and directors at the IPO date of March 19, 2008 and during the three months ended
June 30, 2008, by applying the treasury stock method. For the three months ended March 31, 2008 and nine months ended June 30, 2008, in the calculation of adjusted weighted shares outstanding, these shares are assumed to have been issued at October 1, 2007 and were outstanding for the entire period. The share adjustments also reflect the estimated number of stock options, restricted stock and restricted stock units estimated to be outstanding in October 2008 after the redemption of the class C (series II and series III) common shares held by Visa Europe.
For the Three
Months Ended
For the Nine
Months Ended
For the three
Months Ended
June 30, 2008 June 30, 2008 March 31, 2008
Weighted Average Shares Outstanding - GAAP 776 767 778
Class A Shares
(1)
- 277 383
Class B Shares
(2)
- (159) (226)
Class C Shares
(3)
- (109) (161)
Class A Share Equivalents
(4)
3 3 5
3 12 1
Adjusted Weighted Average Shares Outstanding - Non GAAP 779 779 779
Share Adjustments
(in millions)

19 Fiscal Q3 2008 Earnings Results 19
Adjusted Diluted Earnings per Share
Class A Common Stock
• Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company's reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account and a $31 million after-tax charge taken in the third quarter related to non-recurring legacy litigation items that will not be funded by the litigation escrow account. These items have a significant impact on our financial results but are either non-recurring or have no operating cash impact.
• Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the
Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the adjusted weighted average number of shares outstanding in the periods presented. This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company intends to redeem in October 2008. The class C
(series II) common stock is classified as temporary equity and the redeemable class C (series III) common stock is classified as a liability on the Company's consolidated balance sheet at June 30, 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these shares to be redeemed and allocating adjusted net income only to permanent equity.
For the Three
Months Ended
For the Nine
Months Ended
For the Three
Months Ended
June 30, 2008 June 30, 2008 March 31, 2008
Adjusted net income 457 $                      1,301 $                    401 $
Adjusted weighted average number of diluted shares outstanding 779                         779                         779
Adjusted diluted earnings per share 0.59 $                     1.67 $                     0.52 $
(in millions, except per share data)